UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 4, 2018

Omni Shrimp, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	000-49901	87-0646435
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Registrant's telephone number, including area code :(727) 398-2692

13613 Gulf Boulevard

Madeira Beach, Florida 33738

(Address of principal executive offices)

)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

ITEM 4.01. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

(a) Previous Independent Registered Public Accounting Firm

On September 4, 2018, the Board of Directors (the “Board”) of Omni Shrimp, Inc., Inc. (the “Company”) notified RBSM LLP (‘RBSM”) that it had dismissed them as the Company’s independent registered public accounting firm, effective as of September 4, 2018. Also on September 4, 2018, the Board engaged Turner, Stone & Company, L.L.P. (“Turner Stone”) as its new independent registered public accounting firm to replace RBSM.

RBSM was engaged by the Company on July 17, 2017 . RBSM did not issue an audit report on the Company’s financial statements.

Since RBSM did not issue any report on the Company’s financial statements, none exist that contain an adverse opinion or disclaimer of opinion, or were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the period July 17, 2017 through September 4, 2018 : (i) there have been no disagreements with RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RBSM, would have caused it to make reference to the subject matter of the disagreement in connection with its reports for such periods and (ii) there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided RBSM with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from RBSM is attached hereto as Exhibit 16.1.

(b) New Independent Registered Public Accounting Firm

On September 4, 2018, the Board determined to engage Turner Stone as its new independent registered public accounting firm responsible for auditing its financial statements. During the Company’s years ended December 31, 2017 and 2016, and in the subsequent interim period through September 4, 2018, neither the Company, nor anyone on its behalf, consulted with Turner Stone with respect to either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company by Turner Stone that was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

2

Item 9.01.           Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
16.1	Letter from RBSM LLP to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNI SHRIMP, INC. INC.

Dated: March 12, 2019	By:	/s/ Colm Wrynn
	Name:	Colm Wrynn
	Title:	Chief Executive Officer

3